UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2026

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330 Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 21, 2026, Neuraxis, Inc. (the “Company”), issued disclosure that, on a preliminary unaudited basis, the Company expects its cash and cash equivalents to be approximately $7.1 million as of March 31, 2026. The Company expects its net sales to be approximately $1.6 million for the three months ended March 31, 2026, as compared to approximately $0.9 million for the three months ended March 31, 2025. On a preliminary unaudited basis, the Company expects its gross profit to be approximately $1.4 million, and its operating loss to be approximately $1.7 million, for the three months ended March 31, 2026. As we complete our quarter-end financial statement close process and finalize our financial statements and accompanying notes for the three months ended March 31, 2026, the Company will be required to make significant judgments in a number of areas that may result in the estimates provided herein being different than the final reported amounts.

These preliminary estimates have been prepared by and are the responsibility of the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary estimates or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. The Company expects to complete its financial statements for the three months ended March 31, 2026 subsequent to the filing of this Item 2.02 8-K. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to these preliminary estimates and those changes could be material. Accordingly, undue reliance should not be placed on these preliminary estimates.

The information contained in Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 21, 2026	NEURAXIS, INC.

		By:	/s/ Brian Carrico
		Name:	Brian Carrico
		Title:	President and Chief Executive Officer